UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2008.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-141948

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________

*  In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

Charge-Off Rates and Cash Yield for Outstanding Series of Certificates of BA Master Credit Card Trust II

Historically, we have disclosed gross charge-offs and cash yield including recoveries on defaulted accounts for the BA Master Credit Card Trust II portfolio of credit card accounts. Beginning with reporting of BA Master Credit Card Trust II portfolio performance data for September 2008, we will also disclose charge-offs net of recoveries and cash yield excluding recoveries. To facilitate comparisons of historical data going forward, the tables in Exhibits 99.1 and 99.2 set forth:

•

the Series 2001-D allocation of principal charge-offs on defaulted accounts from the BA Master Credit Card Trust II portfolio for each of the months shown, both gross and net of recoveries on defaulted accounts, in each case as a percentage of the Investor Interest for Series 2001-D (adjusted for issuances of and final payment on BA Credit Card Trust notes within the applicable month),

•

the Series 2001-D allocation of cash yield from cardholder payments on the credit card accounts comprising the BA Master Credit Card Trust II portfolio for each of the months shown, both with and without recoveries on defaulted accounts, in each case as a percentage of the Investor Interest for Series 2001-D (adjusted for issuances of and final payment on BA Credit Card Trust notes within the applicable month),

•

the allocation to other outstanding Series of principal charge-offs on defaulted accounts from the BA Master Credit Card Trust II portfolio for each of the months shown, both gross and net of recoveries on defaulted accounts, in each case as a percentage of the applicable Series Investor Interest, and

•

the allocation to other outstanding Series of the cash yield from cardholder payments on the credit card accounts comprising the BA Master Credit Card Trust II portfolio for each of the months shown, both with and without recoveries on defaulted accounts, in each case as a percentage of the applicable Series Investor Interest.

Gross charge-offs consist of write-offs of principal receivables. If accrued finance charge receivables that have been written off were included in gross charge-offs, gross charge-offs would be higher as an absolute number and as a percentage of the applicable Series Investor Interest during the months indicated.

Cash yield includes collections of finance charges and fees, interest funding account and principal funding account investment earnings (net of investment expenses and losses), and recoveries on defaulted accounts. The cash yield in the following table is calculated on a cash basis. Finance charges and fees are comprised of monthly cash collections of periodic finance charges and other credit card fees including interchange.

Recoveries on defaulted accounts allocated to the BA Master Credit Card Trust II for a month are determined by multiplying recoveries (net of expenses) for the entire U.S. credit card portfolio received by FIA Card Services, National Association in the related month times:

•

for the months after and including March 2008, the ratio of the principal charge-offs for the BA Master Credit Card Trust II portfolio for the related month to the principal charge-offs for the U.S. credit card portfolio for the same month, and

•

for the months prior to March 2008, the ratio of the average total principal receivables for the BA Master Credit Card Trust II portfolio for the related month to the average total principal receivables for the U.S. credit card portfolio for the same month.

Prior to November 2001, recoveries were not included as collections of finance charge receivables for the BA Master Credit Card Trust II.

We cannot provide any assurance that the charge-off or cash yield experience for the BA Master Credit Card Trust II receivables in the future will be similar to the historical experience set forth in Exhibits 99.1 and 99.2.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit 99.1	Series 2001-D Charge-off and Cash Yield Experience
Exhibit 99.2	Other Outstanding Series of BA Master Credit Card Trust II

Certificates Charge-off and Cash Yield Experience

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC

Acting solely in its capacity as

depositor of BA Master Credit Card Trust II and

BA Credit Card Trust

By:  /s/ Keith W. Landis

Name: Keith W. Landis
Title: Vice President

October 1, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Series 2001-D Charge-off and Cash Yield Experience
Exhibit 99.2	Other Outstanding Series of BA Master Credit Card Trust

II Certificates Charge-off and Cash Yield Experience

Exhibit 99.1

Series 2001-D

Charge-off and Cash Yield Experience

Reporting Period	Gross Charge- Offs	Recoveries	Net Charge- Offs	Cash Yield	Recoveries	Cash Yield without Recoveries
Aug 2008	7.62%	0.43%	7.19%	18.00%	0.43%	17.57%
Jul 2008	7.32%	0.43%	6.89%	17.68%	0.43%	17.25%
Jun 2008	7.03%	0.45%	6.58%	17.98%	0.45%	17.53%
May 2008	7.10%	0.66%	6.44%	18.15%	0.66%	17.49%
Apr 2008	6.88%	0.47%	6.41%	18.17%	0.47%	17.70%
Mar 2008	6.52%	0.65%	5.87%	18.56%	0.65%	17.91%
Feb 2008	6.10%	0.77%	5.33%	19.03%	0.77%	18.26%
Jan 2008	6.25%	0.55%	5.70%	18.66%	0.55%	18.11%
Dec 2007	5.82%	0.58%	5.24%	19.68%	0.58%	19.10%
Nov 2007	5.60%	0.57%	5.03%	19.68%	0.57%	19.11%
Oct 2007	5.57%	0.60%	4.97%	20.30%	0.60%	19.70%
Sep 2007	5.17%	0.67%	4.50%	19.12%	0.67%	18.45%
Aug 2007	5.52%	0.59%	4.93%	20.61%	0.59%	20.02%
Jul 2007	5.57%	0.61%	4.96%	20.28%	0.61%	19.67%
Jun 2007	5.52%	0.59%	4.93%	19.69%	0.59%	19.10%
May 2007	5.56%	0.60%	4.96%	19.73%	0.60%	19.13%
Apr 2007	5.39%	0.65%	4.74%	19.63%	0.65%	18.98%
Mar 2007	5.10%	0.66%	4.44%	20.52%	0.66%	19.86%
Feb 2007	4.90%	0.56%	4.34%	19.07%	0.56%	18.51%
Jan 2007	4.43%	0.52%	3.91%	19.16%	0.52%	18.64%
Dec 2006	4.47%	0.44%	4.03%	19.21%	0.44%	18.77%
Nov 2006	4.43%	0.71%	3.72%	18.86%	0.71%	18.15%
Oct 2006	3.75%	0.32%	3.43%	18.59%	0.32%	18.27%
Sep 2006	3.49%	0.37%	3.12%	18.54%	0.37%	18.17%
Aug 2006	3.79%	0.35%	3.44%	20.26%	0.35%	19.91%
Jul 2006	3.87%	0.29%	3.58%	18.89%	0.29%	18.60%
Jun 2006	3.19%	0.37%	2.82%	18.61%	0.37%	18.24%
May 2006	3.28%	0.30%	2.98%	18.32%	0.30%	18.02%
Apr 2006	3.23%	0.36%	2.87%	18.06%	0.36%	17.70%
Mar 2006	3.09%	0.39%	2.70%	19.14%	0.39%	18.75%
Feb 2006	2.92%	0.34%	2.58%	18.27%	0.34%	17.93%
Jan 2006	2.93%	0.54%	2.39%	18.48%	0.54%	17.94%
Dec 2005	10.90%	0.44%	10.46%	18.95%	0.44%	18.51%
Nov 2005	5.59%	0.45%	5.14%	18.38%	0.45%	17.93%
Oct 2005	5.20%	0.42%	4.78%	19.20%	0.42%	18.78%
Sep 2005	4.84%	0.46%	4.38%	18.72%	0.46%	18.26%
Aug 2005	5.38%	0.50%	4.88%	19.87%	0.50%	19.37%
Jul 2005	5.60%	0.51%	5.09%	19.62%	0.51%	19.11%
Jun 2005	5.65%	0.45%	5.20%	19.27%	0.45%	18.82%
May 2005	5.96%	0.46%	5.50%	19.84%	0.46%	19.38%
Apr 2005	5.39%	0.45%	4.94%	19.09%	0.45%	18.64%
Mar 2005	5.36%	0.49%	4.87%	19.04%	0.49%	18.55%
Feb 2005	5.09%	0.45%	4.64%	18.21%	0.45%	17.76%

(Series 2001-D continued)
Reporting Period	Gross Charge- Offs	Recoveries	Net Charge- Offs	Cash Yield	Recoveries	Cash Yield without Recoveries
Jan 2005	5.32%	0.38%	4.94%	18.42%	0.38%	18.04%
Dec 2004	5.10%	0.44%	4.66%	19.09%	0.44%	18.65%
Nov 2004	5.32%	0.45%	4.87%	18.31%	0.45%	17.86%
Oct 2004	5.46%	0.42%	5.04%	18.04%	0.42%	17.62%
Sep 2004	5.09%	0.43%	4.66%	17.18%	0.43%	16.75%
Aug 2004	5.42%	0.42%	5.00%	17.73%	0.42%	17.31%
Jul 2004	5.59%	0.42%	5.17%	17.83%	0.42%	17.41%
Jun 2004	5.55%	0.22%	5.33%	16.79%	0.22%	16.57%
May 2004	5.93%	0.35%	5.58%	17.96%	0.35%	17.61%
Apr 2004	5.70%	0.38%	5.32%	17.52%	0.38%	17.14%
Mar 2004	5.95%	0.42%	5.53%	17.85%	0.42%	17.43%
Feb 2004	5.94%	0.29%	5.65%	17.30%	0.29%	17.01%
Jan 2004	5.64%	0.34%	5.30%	16.97%	0.34%	16.63%
Dec 2003	5.69%	0.45%	5.24%	17.52%	0.45%	17.07%
Nov 2003	5.66%	0.32%	5.34%	17.17%	0.32%	16.85%
Oct 2003	5.65%	0.35%	5.30%	18.34%	0.35%	17.99%
Sep 2003	5.71%	0.34%	5.37%	17.57%	0.34%	17.23%
Aug 2003	5.81%	0.36%	5.45%	17.49%	0.36%	17.13%
Jul 2003	5.89%	0.35%	5.54%	17.71%	0.35%	17.36%
Jun 2003	6.10%	0.46%	5.64%	17.52%	0.46%	17.06%
May 2003	6.19%	0.33%	5.86%	17.58%	0.33%	17.25%
Apr 2003	6.07%	0.33%	5.74%	16.94%	0.33%	16.61%
Mar 2003	6.34%	0.33%	6.01%	18.62%	0.33%	18.29%
Feb 2003	6.28%	0.34%	5.94%	17.51%	0.34%	17.17%
Jan 2003	6.00%	0.32%	5.68%	17.19%	0.32%	16.87%
Dec 2002	5.76%	0.31%	5.45%	17.34%	0.31%	17.03%
Nov 2002	5.87%	0.31%	5.56%	17.78%	0.31%	17.47%
Oct 2002	5.72%	0.30%	5.42%	18.25%	0.30%	17.95%
Sep 2002	5.53%	0.31%	5.22%	17.33%	0.31%	17.02%
Aug 2002	5.48%	0.24%	5.24%	17.92%	0.24%	17.68%
Jul 2002	5.54%	0.30%	5.24%	18.43%	0.30%	18.13%
Jun 2002	5.94%	0.31%	5.63%	17.49%	0.31%	17.18%
May 2002	5.94%	0.33%	5.61%	18.29%	0.33%	17.96%
Apr 2002	5.69%	0.37%	5.32%	17.81%	0.37%	17.44%
Mar 2002	7.25%	0.32%	6.93%	18.38%	0.32%	18.06%
Feb 2002	3.76%	0.19%	3.57%	18.17%	0.19%	17.98%
Jan 2002	5.50%	0.29%	5.21%	18.40%	0.29%	18.11%
Dec 2001	5.25%	0.23%	5.02%	18.39%	0.23%	18.16%
Nov 2001	5.25%	0.11%	5.14%	19.03%	0.11%	18.92%

Exhibit 99.2

Other Outstanding Series of BA Master Credit Card Trust II Certificates

Charge-off and Cash Yield Experience

Reporting Period	Gross Charge-Offs	Recoveries	Net Charge-Offs	Cash Yield	Recoveries	Cash Yield without Recoveries
Aug 2008	7.56%	0.43%	7.13%	17.98%	0.43%	17.55%
Jul 2008	7.34%	0.44%	6.90%	17.61%	0.44%	17.17%
Jun 2008	6.96%	0.45%	6.51%	17.93%	0.45%	17.48%
May 2008	7.08%	0.65%	6.43%	18.15%	0.65%	17.50%
Apr 2008	6.84%	0.47%	6.37%	18.15%	0.47%	17.68%
Mar 2008	6.41%	0.65%	5.76%	18.54%	0.65%	17.89%
Feb 2008	6.04%	0.78%	5.26%	18.96%	0.78%	18.18%
Jan 2008	6.08%	0.55%	5.53%	18.63%	0.55%	18.08%
Dec 2007	5.75%	0.58%	5.17%	19.44%	0.58%	18.86%
Nov 2007	5.46%	0.58%	4.88%	19.67%	0.58%	19.09%
Oct 2007	5.51%	0.61%	4.90%	20.29%	0.61%	19.68%
Sep 2007	5.17%	0.67%	4.50%	19.11%	0.67%	18.44%
Aug 2007	5.44%	0.59%	4.85%	20.61%	0.59%	20.02%
Jul 2007	5.49%	0.62%	4.87%	20.27%	0.62%	19.65%
Jun 2007	5.50%	0.60%	4.90%	19.68%	0.60%	19.08%
May 2007	5.47%	0.61%	4.86%	19.64%	0.61%	19.03%
Apr 2007	5.35%	0.65%	4.70%	19.41%	0.65%	18.76%
Mar 2007	5.02%	0.66%	4.36%	20.28%	0.66%	19.62%
Feb 2007	4.77%	0.56%	4.21%	18.88%	0.56%	18.32%
Jan 2007	4.26%	0.52%	3.74%	18.90%	0.52%	18.38%
Dec 2006	4.45%	0.44%	4.01%	19.20%	0.44%	18.76%
Nov 2006	4.34%	0.72%	3.62%	18.76%	0.72%	18.04%
Oct 2006	3.71%	0.32%	3.39%	18.43%	0.32%	18.11%
Sep 2006	3.43%	0.37%	3.06%	18.42%	0.37%	18.05%
Aug 2006	3.69%	0.35%	3.34%	20.10%	0.35%	19.75%
Jul 2006	3.77%	0.29%	3.48%	18.73%	0.29%	18.44%
Jun 2006	3.15%	0.38%	2.77%	18.33%	0.38%	17.95%
May 2006	3.17%	0.31%	2.86%	18.20%	0.31%	17.89%
Apr 2006	3.23%	0.36%	2.87%	17.87%	0.36%	17.51%
Mar 2006	3.02%	0.39%	2.63%	19.04%	0.39%	18.65%
Feb 2006	2.86%	0.34%	2.52%	18.06%	0.34%	17.72%
Jan 2006	2.93%	0.54%	2.39%	18.30%	0.54%	17.76%
Dec 2005	10.94%	0.44%	10.50%	19.05%	0.44%	18.61%
Nov 2005	5.48%	0.44%	5.04%	18.32%	0.44%	17.88%
Oct 2005	5.11%	0.42%	4.69%	18.97%	0.42%	18.55%
Sep 2005	4.76%	0.47%	4.29%	18.62%	0.47%	18.15%
Aug 2005	5.29%	0.50%	4.79%	19.86%	0.50%	19.36%
Jul 2005	5.58%	0.51%	5.07%	19.47%	0.51%	18.96%
Jun 2005	5.63%	0.45%	5.18%	19.21%	0.45%	18.76%
May 2005	5.88%	0.46%	5.42%	19.59%	0.46%	19.13%
Apr 2005	5.33%	0.44%	4.89%	19.03%	0.44%	18.59%
Mar 2005	5.36%	0.49%	4.87%	19.00%	0.49%	18.51%
Feb 2005	5.09%	0.45%	4.64%	18.18%	0.45%	17.73%

(Other Series of BA Master Credit Card Trust II Certificates continued)
Reporting Period	Gross Charge- Offs	Recoveries	Net Charge- Offs	Cash Yield	Recoveries	Cash Yield without Recoveries
Jan 2005	5.32%	0.38%	4.94%	18.31%	0.38%	17.93%
Dec 2004	5.10%	0.44%	4.66%	19.06%	0.44%	18.62%
Nov 2004	5.32%	0.45%	4.87%	18.28%	0.45%	17.83%
Oct 2004	5.31%	0.42%	4.89%	17.97%	0.42%	17.55%
Sep 2004	5.02%	0.43%	4.59%	17.07%	0.43%	16.64%
Aug 2004	5.41%	0.42%	4.99%	17.62%	0.42%	17.20%
Jul 2004	5.48%	0.42%	5.06%	17.74%	0.42%	17.32%
Jun 2004	5.51%	0.22%	5.29%	16.76%	0.22%	16.54%
May 2004	5.80%	0.35%	5.45%	17.92%	0.35%	17.57%
Apr 2004	5.61%	0.39%	5.22%	17.45%	0.39%	17.06%
Mar 2004	5.81%	0.41%	5.40%	17.75%	0.41%	17.34%
Feb 2004	5.63%	0.30%	5.33%	17.22%	0.30%	16.92%
Jan 2004	5.64%	0.34%	5.30%	16.95%	0.34%	16.61%
Dec 2003	5.77%	0.44%	5.33%	17.69%	0.44%	17.25%
Nov 2003	5.65%	0.32%	5.33%	17.14%	0.32%	16.82%
Oct 2003	5.54%	0.35%	5.19%	18.25%	0.35%	17.90%
Sep 2003	5.56%	0.35%	5.21%	17.54%	0.35%	17.19%
Aug 2003	5.77%	0.36%	5.41%	17.44%	0.36%	17.08%
Jul 2003	5.82%	0.35%	5.47%	17.62%	0.35%	17.27%
Jun 2003	6.00%	0.46%	5.54%	17.43%	0.46%	16.97%
May 2003	6.11%	0.33%	5.78%	17.55%	0.33%	17.22%
Apr 2003	5.88%	0.33%	5.55%	16.92%	0.33%	16.59%
Mar 2003	6.14%	0.33%	5.81%	18.58%	0.33%	18.25%
Feb 2003	6.02%	0.34%	5.68%	17.33%	0.34%	16.99%
Jan 2003	6.00%	0.32%	5.68%	17.14%	0.32%	16.82%
Dec 2002	5.82%	0.32%	5.50%	17.50%	0.32%	17.18%
Nov 2002	5.63%	0.31%	5.32%	17.76%	0.31%	17.45%
Oct 2002	5.49%	0.31%	5.18%	18.16%	0.31%	17.85%
Sep 2002	5.35%	0.30%	5.05%	17.26%	0.30%	16.96%
Aug 2002	5.38%	0.23%	5.15%	17.86%	0.23%	17.63%
Jul 2002	5.37%	0.30%	5.07%	18.36%	0.30%	18.06%
Jun 2002	5.62%	0.31%	5.31%	17.43%	0.31%	17.12%
May 2002	5.52%	0.33%	5.19%	18.17%	0.33%	17.84%
Apr 2002	5.45%	0.37%	5.08%	17.76%	0.37%	17.39%
Mar 2002	6.95%	0.33%	6.62%	18.33%	0.33%	18.00%
Feb 2002	3.76%	0.20%	3.56%	18.08%	0.20%	17.88%
Jan 2002	5.49%	0.29%	5.20%	18.28%	0.29%	17.99%
Dec 2001	5.23%	0.23%	5.00%	18.48%	0.23%	18.25%
Nov 2001	5.18%	0.11%	5.07%	18.91%	0.11%	18.80%